UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

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CQENS TECHNOLOGIES INC.

(Name of Registrant As Specified In Its Charter)

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CQENS TECHNOLOGIES INC.

5550 Nicollet Avenue

Minneapolis, MN 55419

Telephone: (612) 812-2037

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Stockholders:

We are furnishing this notice and the accompanying information statement to the holders of shares of common stock of CQENS Technologies Inc., a Delaware corporation, for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.

The purpose of this information statement is to notify our common stockholders that on July 9, 2025, the holders of 19,016,505 shares of our common stock, representing 69.4% of the outstanding shares of our common stock, executed a written consent in lieu of an annual meeting of stockholders (the “Majority Stockholder Consent”), approving the following matters:

●	electing two members to our board of directors;

●	ratifying the appointment of MaloneBailey, LLP as our independent registered public accounting firm;

●	an advisory vote on the frequency of an advisory vote on executive compensation; and

●	an advisory vote on executive compensation.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

BY ORDER OF THE BOARD OF DIRECTORS:

Minneapolis, MN	/s/ Alexander Chong
July 9, 2025	Alexander Chong,
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials: This information statement, along with our Annual Report on Form 10-K for the year ended December 31, 2024, is available free of charge on our website www.cqens.com.

INFORMATION STATEMENT

Unless specifically set forth to the contrary, when used in this report the terms “CQENS,” “we,” “our,” “us,” and similar terms refers to CQENS Technologies Inc., a Delaware corporation. We maintain a corporate website at www.cqens.com. Unless specifically set forth herein to the contrary, the information which appears on our corporate website is not part of this information statement.

FORWARD-LOOKING STATEMENTS

This information statement contains “forward-looking statements.” These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those set forth in the section on forward-looking statements and in the risk factors in Item 1.A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as amended, as filed with the Securities and Exchange Commission (the “2024 10-K”).

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CQENS TECHNOLOGIES INC.

5550 Nicollet Avenue

Minneapolis, MN 55419

Telephone: (612) 812-2037

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

GENERAL INFORMATION

This information statement is being mailed on or about June 10, 2025 to the holders of record at the close of business on June 9, 2025 (the “Record Date”) of shares of the common stock of CQENS Technologies Inc., a Delaware corporation, in connection with actions taken by the holders of a majority of our outstanding common stock as follows:

●	electing two members to our board of directors;

●	ratifying the appointment of MaloneBailey, LLP as our independent registered public accounting firm;

●	an advisory vote on the frequency of an advisory vote on executive compensation; and

●	an advisory vote on executive compensation.

Our executive officers and members of our board of directors and members of their families who collectively own ____% of our outstanding common stock, which represent our only class of voting securities, have executed the Majority Stockholder Consent approving the actions. The elimination of the need for a meeting of stockholders to approve these actions is made possible by Section 228 of the Delaware General Corporation Law which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting, our board of directors voted to utilize the written consent of the holders of a majority of our outstanding common stock, which is our only class of voting securities.

This information statement is being distributed pursuant to the requirements of Section 14(c) of the Exchange Act to our stockholders of record on the Record Date. The actions approved by the majority stockholders will be effective on July 9, 2025, which is 20 days after the mailing of this information statement. This information statement is being mailed on or about July 9, 2025, to stockholders of record on the Record Date who did not execute the Majority Stockholder Consent. This information statement also constitutes notice under Section 228 of the Delaware General Corporation Law that the corporate actions were taken by the written consent of the majority stockholders.

The entire cost of furnishing this information statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this information statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

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ELECTION OF DIRECTORS

Pursuant to the Majority Stockholder Consent, upon recommendation of the Board, all of the members of our board of directors and executive officers were reelected to serve as directors to hold office until the next annual meeting of stockholders or until successors have been duly elected and qualified. The following is biographical information executive officers and members of our board of directors:

Name	Age	Positions
Alexander Chong	61	Chairman of the Board of Directors and Chief Executive Officer
William P. Bartkowski	73	President, Chief Operating Officer and Secretary of the Board
Daniel Markes	63	Director Vice President, Chief Financial Officer

Alexander Chong. Mr. Chong has served as Chairman of the Board and Chief Executive Officer since July 2014. Mr. Chong is an experienced entrepreneur and businessman. Since founding the company in 1993, he has also served as the Chairman of Plexus International, a consulting and training organization with 14 international offices and its principal office located in Minneapolis, Minnesota. Mr. Chong has also served as Chief Executive Officer and a member of the board of directors of Xten Capital Group, Inc., a Minnesota-based company with investment interests in technology and a variety of Asia-based opportunities since 2007. He has broad experience in international business and manufacturing quality. Mr. Chong also has experience serving on boards of directors of privately held companies in the role of an independent director, as well as identifying key joint venture partners and negotiating and securing international distribution agreements with large multi-national companies. In connection with the developer of the original e-cigarette, Mr. Chong oversaw U.S. patent filings and developed the first disposable e-cigarette offered for distribution and sale in the U.S. Mr. Chong received a B.S. in Chemistry from Boston University. Mr. Chong’s significant professional experience in our business sector and international business and technology were factors considered by the board of directors in concluding that he should be serving as a director of our company.

William P. Bartkowski. Mr. Bartkowski has served as an executive officer of our company since July 2014 and our corporate secretary since July 9, 2024.. Mr. Bartkowski has a four-decade career in banking, consulting, and marketing. Since 2008 Mr. Bartkowski has been engaged as a business consultant. From 1988 to 1995 he was an executive officer of Metropolitan Financial Corp., a NYSE listed company, and from 1996 to 2008 he served as a consultant to more than a dozen public companies. Since 2009 Mr. Bartkowski has also been involved extensively in U.S. and international regulatory and legal issues affecting electronic cigarettes, tobacco alternatives, and nicotine issues. From April of 2013 until November of 2015 Mr. Bartkowski served on the board of directors and was an officer of the Smoke Free Alternatives Trade Association (SFATA), a leading international advocacy group for keeping e-cigarettes innovative, accessible, and unencumbered by burdensome laws and regulations. Mr. Bartkowski received a B.A. in English from the University of Mary, Bismarck, ND, an M.A. in English from North Dakota State University, Fargo, ND, and a PhD in Adult Education.

Daniel Markes. Mr. Markes has served as an executive officer and member of the board of directors of our company since July 2014. Mr. Markes is an experienced businessman and financial executive, and his background includes having served in various capacities as Chief Financial Officer, controller, human resources director, business development specialist and member of the board of directors of a number of organizations throughout his professional career. Since 1997 Mr. Markes has been Director, Human Resources, Finance and Administration with Minneapolis-based Plexus Corporation founded by Mr. Chong. He also is an officer of Xten, serving as its Treasurer/Chief Financial Officer, as well as serving as an officer of 5550 Nicollet LLC, an entity affiliated with Mr. Chong. Mr. Markes received a BBA degree from Brock University. Mr. Markes’ experience as a businessman and a financial executive were factors considered by the board of directors in concluding that he should be serving as a director of our company.

There are no family relationships between any of the executive officers and directors.

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RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Majority Stockholder Consent ratified the Board’s appointment of MaloneBailey, LLP as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2025. Our Board may however, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in our best interests.

The following table shows the fees that were billed for the audit and other services provided by MaloneBailey LLP for 2024 and 2023.

	2024	2023

Audit Fees	$125,660	$71,070
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$125,660	$71,070

Audit Fees — This category includes the audit of our annual consolidated financial statements, review of consolidated financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Audit-Related Fees — This category consists of assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the Securities and Exchange Commission and other accounting consulting.

Tax Fees — This category consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

All Other Fees — This category consists of fees for other miscellaneous items.

Our board of directors has adopted a procedure for pre-approval of all fees charged by our independent registered public accounting firm. Under the procedure, the Board approves the engagement letter with respect to audit, tax and review services. Other fees are subject to pre-approval by the board, or, in the period between meetings, by a designated member of the board. Any such approval by the designated member is disclosed to the entire board at the next meeting. The audit and tax fees paid to the auditors with respect to 2024 were pre-approved by the entire board of directors. ￼

ADVISORY VOTE ON THE FREQUENCY OF AN

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Majority Stockholder Consent fixed the frequency with which we will hold a non-binding advisory vote on the compensation of our named executive officers. In considering this action, the majority stockholders considered their preference as to whether the advisory vote on the compensation of our named executive officers should occur:

●	once every three years,
●	once every two years, or
●	once every year.

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In 2016, the stockholder vote supported a non-binding advisory vote to approve the compensation of the named executive officer of the Company every three years. Accordingly, the Company had determined that such vote would be held every three years until the next advisory vote on the frequency of the advisory vote to approve named executive officer compensation. Therefore, upon the recommendation of the Board, the Majority Stockholder Consent also determined that the frequency of the stockholder vote on the compensation of our named executive officers should be once every three years. The Board views the way it compensates our named executive officers as an essential part of our strategy to maximize our performance. The Board believed that a vote every three years will permit us to focus on developing compensation practices that are in the best long-term interests of our company and our stockholders. The Board believed that a more frequent advisory vote may cause us to focus on the short-term impact of our compensation practices to the possible detriment of our long-term performance. The majrity stockholders concurred with the Board’s views. Although the adoption of this action may impact how frequently we hold an advisory vote on executive compensation, the adoption of this action is not binding on us. The board of directors may decide in the future that it is in the best interests of our stockholders to hold the advisory vote on executive compensation on a different schedule than the option approved by the Majority Stockholder Consent.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Upon the recommendation of the Board, the Majority Stockholder Consent also approved the compensation paid to our named executive officers as described later in this information statement which is commonly known as a “say-on-pay.” This approval was not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers. As an advisory vote, this approval is not binding upon us and the Board may elect to recommend changes to the compensation paid to our named executed officers at any time.

PRINCIPAL STOCKHOLDERS

At the Record Date, we had 27,407,948 shares of our common stock issued and outstanding which is our only class of voting securities. The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date by:

●	each person known by us to be the beneficial owner of more than 5% of our common stock;
●	each of our director nominees and directors;
●	each of our named executive officers; and
●	our named executive officers, director nominees and directors.

Unless otherwise indicated, the business address of each person listed is in care of 5550 Nicollet Avenue, Minneapolis, MN 55419. The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our common stock outstanding on that date and all shares of our common stock issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date which are exercisable within 60 days of that date. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent that power may be shared with a spouse.

	Common Stock
Name and Address of Beneficial Owner	Shares	%

Alexander Chong (1)	19,491,216	71.1%
William P. Bartkowski (2)	92,858	*
Daniel Markes (3)	399,288	1.4%

All officers, director nominees and directors as a group 3 persons) (1)(2)(3)	19,983,362	72.5%

* less than 1%

(1)	Includes: (i) 1,595,715 shares of our common stock held of record by Chinhak LLC; (ii) 17,420,501 shares of our common stock held of record by Xten Capital Group, Inc.; (iii) 175,000 shares of common stock underlying options with an exercise price of $5.31 per share; and (iv) 300,000 shares of common stock underlying options held with an exercise price of $12.00 per share. Mr. Chong has voting and dispositive control over the shares held of record by both of these entities. Excludes 428,572 shares of common stock held by Mr. Chong’s wife, of which he disclaims any beneficial ownership.

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(2)	Includes (i) 25,000 shares of common stock underlying options with an exercise price of $5.31; (ii) 42,858 shares of our common stock of common stock underlying options with an exercise price of $12.00 per share; and (iii) 20,000 shares of our common stock underlying options with an exercise price of $10.00 per share.

(3)	Includes (i) 168,572 shares of our common stock; (ii) 25,000 shares of common stock underlying options with an exercise price of $5.31; (iii) 42,858 shares of common stock underlying options with an exercise price of $12.00 per share; (v) 20,000 shares of common stock underlying options with an exercise price of $10,00 per share; and (vi) 142,858 shares of our common stock owned by Paula Markes, his spouse.

RELATED PARTY TRANSACTIONS

During fiscal 2023 and 2024 the Company borrowed $900,000 and $100,000, respectively, from Xten, a common control entity. During the three months ended March 31, 2025, the Company did not borrow from Xten. The loan is non-interest bearing and due upon demand. The funds are being used for working capital. From December 2023 through March 31, 2025 the Company’s subsidiary, CQENS Electronics (Hong Kong) Limited (“CEL”), borrowed $78,589 from Ann Liu. Ms. Liu, the Chief Operating Officer of CEL.

None of our directors is considered “independent” within the meaning of Rule 5605 of the NASDAQ Marketplace Rules.

CORPORATE GOVERNANCE

Board of directors

Each director is elected at our annual meeting of stockholders and holds office until the next annual meeting of stockholders, or until his successor is elected and qualified. If any director resigns, dies or is otherwise unable to serve out his or her term, or if the Board increases the number of directors, the Board may fill any vacancy by a vote of a majority of the directors then in office, although less than a quorum exists. A director elected to fill a vacancy shall serve for the unexpired term of his or her predecessor. Vacancies occurring by reason of the removal of directors without cause may only be filled by vote of the stockholders.

Director qualifications

The following is a discussion for each director of the specific experience, qualifications, attributes or skills that our board of directors to conclude that the individual should be serving as a director of our company.

Alexander Chong – Mr. Chong’s role as a founder of the Company and his significant professional experience in our business sector were factors considered by the Board.

Daniel Markes – Mr. Markes’ experience as a businessman and a financial executive were factors considered by the Board.

In addition to the each of the individual skills and backgrounds described above, the Board also concluded that each of these individuals will continue to provide knowledgeable advice to our other directors and to senior management on numerous issues facing our company and on the development and execution of our strategy.

Board of Directors

Each director is elected at our annual meeting of stockholders and holds office until the next annual meeting of stockholders, or until his successor is elected and qualified. If any director resigns, dies or is otherwise unable to serve out his or her term, or if the board of directors increases the number of directors, the board may fill any vacancy by a vote of a majority of the directors then in office, although less than a quorum exists. A director elected to fill a vacancy shall serve for the unexpired term of his or her predecessor. Vacancies occurring by reason of the removal of directors without cause may only be filled by vote of the stockholders.

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Board leadership structure and board’s role in risk oversight

The board of directors is comprised of members of our management, and we do not have any independent directors. Mr. Chong, our Chief Executive Officer, also serves as Chairman of the Board. Given the early stage of our company, our board believes the current leadership structure is appropriate for our company. As our company grows, we expect to expand our board of directors through the appointment of independent directors.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk, and reputation risk. Management is responsible for the day-to-day management of the risks we face and have responsibility for the oversight of risk management in their dual roles as directors.

Committees of the board of directors; stockholder nominations; audit committee financial expert

We have not established any committees comprised of members of our board of directors, including an Audit Committee, a Compensation Committee or a Nominating Committee, or any committee performing similar functions. The functions of those committees are being undertaken by our board of directors as a whole.

We do not have a policy regarding the consideration of any director candidates which may be recommended by our stockholders, including the minimum qualifications for director candidates, nor has our board of directors established a process for identifying and evaluating director nominees, nor do we have a policy regarding director diversity. We have not adopted a policy regarding the handling of any potential recommendation of director candidates by our stockholders, including the procedures to be followed. Our board has not considered or adopted any of these policies as we have never received a recommendation from any stockholder for any candidate to serve on our board of directors. Given the early stage of our business, we do not anticipate that any of our stockholders will make such a recommendation in the near future. While there have been no nominations of additional directors proposed, in the event such a proposal is made, all members of our board will participate in the consideration of director nominees. In considering a director nominee, it is likely that our board will consider the professional and/or educational background of any nominee with a view towards how this person might bring a different viewpoint or experience to our board.

None of our directors is an “audit committee financial expert” within the meaning of Item 401(e) of Regulation S-K. In general, an “audit committee financial expert” is an individual member of the audit committee or board of directors who:

●	understands generally accepted accounting principles and consolidated financial statements;
●	is able to assess the general application of such principles in connection with accounting for estimates, accruals and reserves;
●	has experience preparing, auditing, analyzing or evaluating consolidated financial statements comparable to the breadth and complexity to our consolidated financial statements;
●	understands internal controls over financial reporting; and
●	understands audit committee functions.

Our securities are not quoted on an exchange that has requirements that a majority of our board members be independent, and we are not currently otherwise subject to any law, rule or regulation requiring that all or any portion of our board of directors include “independent” directors, nor are we required to establish or maintain an Audit Committee or other committee of our board of directors.

Code of Ethics and Conduct

We have adopted a Code of Ethics and Conduct which applies to our board of directors, our executive officers and our employees. The Code of Ethics and Conduct outlines the broad principles of ethical business conduct we adopted, covering subject areas such as:

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●	conflicts of interest;
●	corporate opportunities;
●	public disclosure reporting;
●	confidentiality;
●	protection of company assets;
●	health and safety; and
●	compliance with applicable laws.

A copy of our Code of Ethics and Conduct is available without charge, to any person desiring a copy, by written request to us at our principal offices at 5550 Nicollet Avenue, Minneapolis, MN 55419. A copy of our Code of Ethics and Conduct may also be found on our website at www.cqens.com.

Director compensation

Our directors do not receive compensation for their services as directors.

EXECUTIVE COMPENSATION

The following table summarizes all compensation recorded by us in the past two years for:

●	our principal executive officer or other individual serving in a similar capacity;
●	our two most highly compensated named executive officers at December 31, 2024 whose annual compensation exceeded $100,000; and
●	up to two additional individuals for whom disclosure would have been required but for the fact that the individual was not serving as an executive officer at December 31, 2024.

For definitional purposes, these individuals are sometimes referred to as the “named executive officers.”

Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	No equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Alexander Chong,	2024	230,265	-	-	-	-	-	-	230,265
Chief Executive Officer	2023	325,080	-	-	-	-	-	-	325,080

Daniel Markes,	2024	206,708	-	-	-	-	-	-	206,708
Chief Financial Officer	2023	135,028	-	-	-	-	-	-	135,028

William Bartkowski	2024	126,295	-	-	-	-	-	-	126,295
Chief Operating Officer	2023	87,315	-	-	-	-	-	-	87,315

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How the executive’s compensation is determined

Effective with the end of the first 2022 pay period, on January 14, 2022, the board approved annual salaries for its: (1) CEO, Alexander Chong, of $325,080 per annum; (2) COO, William Bartkowski, of $125,040 per annum; and (3) CFO, Daniel Markes, of $200,040 per annum. The Company has not entered into any written employment agreements with its officers. These rates remain in effect as of the date of this report. Due to limited cash resources in 2023 and the first half of 2024, some of the executive compensation amounting to $102,738 and $189,630 respectively was deferred. In 2024 the amounts deferred in 2023 were repaid. As of the date of this information statement, certain of the the 2024 certain deferred amounts remain outstanding and payable.

Outstanding equity awards at fiscal year-end

The following table provides information concerning unexercised options, stock that has not vested and equity incentive plan awards for each named executive officer outstanding as of December 31, 2024:

OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)

Alexander	175,000	-	-	5.31	10/1/25	-	-	-	-
Chong,	300,000	-	-	12.00	10/20/26	-	-	-	-
CEO

William	25,000	-	-	5.31	10/1/25	-	-	-	-
Bartkowski	42,858	-	-	12.00	10/20/26	-	-	-	-
COO	20,000	-	-	10.00	10/21/27	-	-	-	-

Dan	25,000	-	-	5.31	10/1/25	-	-	-	-
Markes,	42,858	-	-	12.00	10/20/26	-	-	-	-
CFO	20,000	-	-	10.00	10/21/27	-	-	-	-

The Company’s Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Non-public Information

The Company does not have any formal policy that requires the Company to grant, or avoid granting, equity-based compensation to its executive officers at certain times. The timing of any equity grants to executive officers in connection with new hires, promotions, or other non-routine grants is tied to the event giving rise to the award (such as an executive officer’s commencement of employment or promotion effective date). As a result, in all cases, the timing of grants of equity awards, including stock options, occurs independent of the release of any material non-public information, and the Company does not time the disclosure of material non-public information for the purpose of affecting the value of equity-based compensation.

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No stock options were issued to executive officers in 2024 during any period beginning four business days before the filing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.

Securities authorized for issuance under equity compensation plans

The following table sets forth securities authorized for issuance under any equity compensation plans approved by our stockholders as well as any equity compensation plans not approved by our stockholders as of December 31, 2024.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Plans not approved by our stockholders:	-	-	-
Plans approved by stockholders:
2014 Equity Compensation Plan	1,063,574	$10.81	-
2019 Equity Compensation Plan	787,500	$8.47	1,962,500

Equity Compensation Plan

Throughout 2024, we had two equity compensation plans, our 2014 Equity Compensation Plan (the “2014 Plan”) and our 2019 Equity Compensation Plan (the “2019 Plan”). The 2014 Equity Compensation Plan expired in 2024 thus removing the 507,864 available options from this Plan. While the number of shares of our common stock underlying outstanding grants under these plans were proportionally reduced and the exercise price was proportionally increased following the December 26, 2019 effective date of our 1:7 reverse stock split of our common stock, the total number of shares reserved for grants under the plans and the evergreen formulas were not impacted by the reverse split.

On August 19, 2014, our board of directors adopted our 2014 initially covering 10,000,000 shares of common stock. The 2019 Plan was ratified by our stockholders on August 19, 2019. The 2014 Plan also contains an “evergreen formula” pursuant to which the number of shares of common stock available for issuance under the 2014 Plan will automatically increase on the first trading day of January each calendar year during the term of the 2014 Plan, beginning with calendar year 2015, by an amount equal to 1% of the total number of shares of common stock outstanding on the last trading day in December of the immediately preceding calendar year, up to a maximum annual increase of 100,000 shares of common stock or 14,286 post reverse split. The 2014 Plan expired in August 2024, although grants issued prior to such date remain outstanding.

On November 19, 2019, our board of directors authorized our 2019 Plan and the 2019 Plan was ratified by our stockholders on December 26, 2019. The 2019 Plan initially covered 2,000,000 shares of common stock. The 2019 Plan also contains an “evergreen formula” pursuant to which the number of shares of common stock available for issuance under the 2019 Plan will automatically increase on January 1 of each calendar year during the term of the 2019 Plan, beginning with calendar year 2020, by an amount equal to 15% of the total number of shares of common stock outstanding on December 31 of the immediately preceding calendar year, up to a maximum annual increase of 150,000 shares of common stock.

The other terms of the 2014 Plan and the 2019 Plan are identical. The purpose of each of the plans is to enable us to offer to our employees, officers, directors and consultants, whose past, present and/or potential contributions to our company have been, are or will be important to our success, an opportunity to acquire a proprietary interest in our company. The plans are administered by our board of directors. Plan options may either be:

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●	incentive stock options (ISOs),

●	non-qualified options (NSOs),

●	awards of our common stock, or

●	rights to make direct purchases of our common stock which may be subject to certain restrictions.

Any option granted under a plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of grant, but the exercise price of any ISO granted to an eligible employee owning more than 10% of our outstanding common stock must not be less than 110% of fair market value on the date of the grant. The plan further provides that with respect to ISOs the aggregate fair market value of the common stock underlying the options which are exercisable by any option holder during any calendar year cannot exceed $100,000. The term of each plan option and the manner in which it may be exercised is determined by the board of directors or the compensation committee, provided that no option may be exercisable more than 10 years after the date of its grant and, in the case of an incentive option granted to an eligible employee owning more than 10% of the common stock, no more than five years after the date of the grant. In the event of any stock split of our outstanding common stock, the board of directors in its discretion may elect to maintain the stated amount of shares reserved under the plan without giving effect to such stock split. Subject to the limitation on the aggregate number of shares issuable under the plan, there is no maximum or minimum number of shares as to which a stock grant or plan option may be granted to any person.

DISSENTER’S RIGHTS

Under Delaware law there are no dissenter’s rights available to our stockholders in connection with the any of the actions approved in the Majority Stockholder Consent.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

As of the date of this information statement, we had not received notice of any stockholder proposals for the 2016 annual meeting and proposals received subsequent to the date of this information statement will be considered untimely. For a stockholder proposal to be considered for inclusion in our proxy or information statement for the 2017 annual meeting, our Corporate Secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

CQENS Technologies Inc.

Attention: Corporate Secretary

5550 Nicollet Avenue

Minneapolis, MN 55419

Email: wbartkowski@cqens.com

Under Rule 14a-8, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date of our proxy or information statement release to stockholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting in the previous year or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Therefore, stockholder proposals intended to be presented at the 2026 annual meeting must be received by us at our principal executive office no later than March 31, 2026 in order to be eligible for inclusion in our 2026 proxy or information statement relating to that meeting. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

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You may propose director candidates for consideration by the Board. Any such recommendations should include the nominee’s name and qualifications for Board membership, information regarding the candidate as would be required to be included in a proxy or information statement filed pursuant to SEC regulations, and a written indication by the recommended candidate of her or his willingness to serve, and should be directed to the Corporate Secretary of CQENS Technologies Inc. at our principal executive offices at 5500 Nicollet Avenue, Minneapolis, MN 55419 within the time period described above for proposals other than matters brought under SEC Rule 14a-8.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

As required, we have filed our 2024 10-K with the SEC. Stockholders may obtain, free of charge, a copy of the by writing to us at 5500 Nicollet Avenue, Minneapolis, MN 55419, Attention: Corporate Secretary, or from our website, www.cqens.com.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy and information statements with respect to two or more stockholders sharing the same address by delivering a single proxy or information statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy or information statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy or information statement, or if you currently receive multiple proxy or information statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to CQENS Technologies Inc., 5500 Nicollet Avenue, Minneapolis, MN 55419 or by email communication to wbartkowski@cqens.com.

WHERE YOU CAN FIND MORE INFORMATION

This information statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this information statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to Corporate Secretary, 5550 Nicollet Avenue, Minneapolis, MN 55419.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available on our website at www.cqens.com or over the Internet at the SEC’s web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office

100 F Street, N.E.

Room 1580

Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

Dated: July 9, 2025	CQENS TECHNOLOGIES INC.

	By:	/s/ Alexander Chong
Alexander Chong, Chief Executive Officer

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